1 M&A Update August 2022 NexTier Oilfield Solutions

2 Forward Looking Statements & Disclosures All statements other than statements of historical facts contained in this presentation, including statements regarding our future business strategy and plans, the expected impact of our Coil Tubing asset sale and CIG Logistics acquisition on our business and operating results and other outlook information with respect to the industry in which NexTier conducts its business, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our forward-looking statements are generally accompanied by words such as “may,” “should,” “expect,” “believe,” “plan,” “anticipate,” “could,” “intend,” “target,” “goal,” “project,” “contemplate,” “estimate,” “predict,” “potential,” “outlook,” “reflect,” “forecast,” “future” or “continue” or the negative of these terms or other similar expressions. Any forward-looking statements contained in this presentation speak only as of the date on which we make them and are based upon our historical performance and on current plans, estimates and expectations, and are subject to significant known and unknown risks, uncertainties and other factors, many of which are beyond NexTier’s control. These factors and risks include, but are not limited to, (i) the competitive nature of the industry in which NexTier conducts its business, including pricing pressures; (ii) the ability to meet rapid demand shifts; (iii) the ongoing impact of geopolitical conflicts; (iv) the impact of pipeline capacity constraints and adverse weather conditions in oil or gas producing regions; (v) the ability to obtain or renew customer contracts and changes in customer requirements in the markets NexTier serves; (vi) the ability to identify, effect and integrate acquisitions, joint ventures or other transactions; (vii) the ability to protect and enforce intellectual property rights; (viii) the effect of environmental and other governmental regulations on NexTier’s operations; (ix) the effect of a loss of, or interruption in operations of, NexTier of one or more key suppliers, or customers, including resulting from inflation, including as a result of ongoing geopolitical conflicts, COVID-19 resurgence, product defects, recalls or suspensions; (x) the variability of crude oil and natural gas commodity prices; (xi) the market price (including inflation) and timely availability of materials or equipment; (xii) the ability to obtain permits, approvals and authorizations from governmental and third parties; (xiii) NexTier’s ability to employ a sufficient number of skilled and qualified workers; (xiv) the level of, and obligations associated with, indebtedness; (xv) fluctuations in the market price of NexTier’s stock; (xvi) the continued impact of the COVID-19 pandemic (including as a result of the emergence of new variants and strains of the virus, such as Delta and Omicron) and the evolving response thereto by governments, private businesses or others to contain the spread of the virus and its variants or to treat its impact, and the possibility of increased inflation, travel restrictions, lodging shortages or other macro-economic challenges as the economy emerges from the COVID-19 pandemic; and (xvii) other risks detailed in NexTier’s latest Annual Report on Form 10-K, including, but not limited to “Part I, Item 1A. Risk Factors” and “Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and our other filings with the Securities and Exchange Commission (“the SEC”), which are available on the SEC website or www.NexTierOFS.com. There may be other factors of which NexTier is currently unaware or deem immaterial that may cause its actual results to differ materially from the forward-looking statements. NexTier assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates, to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable laws. Investors should not assume that any lack of update to a previously issued "forward-looking statement" constitutes a reaffirmation of that statement.

3 Non-GAAP Financial Measures We have included in this presentation certain non-GAAP financial measures. These measurements provide supplemental information which management believes are useful to analysts and investors to evaluate our ongoing results of operations, when considered alongside GAAP measures such as net income and operating income. You should not consider them in isolation from, or as a substitute for, analysis of our results under GAAP. Non-GAAP financial measures in this presentation include EBITDA, adjusted EBITDA, and adjusted EBITDA per deployed fleet. Management believes the presentation of these measures gives useful information to investors and stockholders as they provide increased transparency and insight into the performance of NexTier. EBITDA is defined as net income (loss) adjusted to eliminate the impact of interest, income taxes, depreciation and amortization. Adjusted EBITDA is defined as EBITDA, as further adjusted with certain items management does not consider in assessing ongoing performance. Management uses adjusted EBITDA to set targets and to assess the performance of NexTier. Adjusted EBITDA per deployed fleet is defined as (i) adjusted EBITDA for a given quarter, (ii) divided by number of fleets deployed.

4 NexTier Strategic Update In line with NexTier’s strategic direction of divesting non-core assets to expand our wellsite integration platform: • NexTier signed and closed an asset acquisition of last mile logistics from CIG, significantly expanding NexTier’s last mile capabilities • In conjunction with the CIG asset acquisition, NexTier launched NexMile, a fully integrated logistics solutions platform • NexTier successfully closed the previously announced Coil Tubing asset divestiture At a Glance: M&A Update Last Mile Logistics Asset Acquisition from CIG Logistics • Signed & Closed August 3, 2022 • ~$32M total consideration1 • Very attractive return profile with low risk • Significant capacity expansion for continued growth in logistics & integration Coil Tubing Asset Divestiture • Closed August 1, 2022 • ~$22M all cash consideration • Non-core asset sale, capital repurposed to fund integration expansion (CIG) 1Reflects stock price as of 08/02/2022 Accompanying this investor update is a Macro Backdrop underpinning NexTier’s macro thesis that US shale must play a central role in solving the world’s energy needs and ensuring future energy security

Acquisition Summary

NexTier acquires innovative fleet of Last Mile Logistics assets from CIG Logistics

Proprietary High-Efficiency Wellsite Storage Systems



System capacity to readily support 18+ frac fleets

- Fit for purpose proppant storage system utilizes gravity fed delivery trucks and provides high-capacity proppant storage on the wellsite
- High-rate offload capacity and unique design lowers operating costs and silica dust exposure relative to competing solutions, while minimizing wellsite footprint and truck congestion
- Protected by seven U.S. patents

Purpose-Built Sand Hauling Logistics Equipment


NEXMILE

160+ High-capacity gravity fed tractor-trailer units

- Specialized sand trailer increases haul volume and reduces off-load time to drive frac efficiency at the wellsite
- Designed to haul 27 tons per load, providing 12% to 30% more capacity than competing solutions[1]
- Late-model, low-hour equipment with years of service life remaining

[1]Compared to 21-24 ton capacity systems

System optimized for high-capacity throughput while reducing trucks, drivers, and cycle time

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6 Macro Backdrop

7 Oil demand restoring despite high prices Total consumption on pace with pre-pandemic levels, more room to run -20,915 2,293 -2,515 2,650 -25,000 -20,000 -15,000 -10,000 -5,000 0 5,000 Aviation Maritime Other Petrochemicals Trucks Vehicles Total impact Global oil demand difference compared to pre-virus levels Illustrated difference compared to 2019, thousand barrels per day (“bopd”) Total demand recovery back to 2019 levels, forecasted at an average of 1MM bopd above in 2H22 • Petrochemicals and trucking drive 2MM+ bopd of demand growth above 2019 levels • Aviation still lags 2019 level consumption by 1.6MM bopd as the industry flight capacity and labor restrictions have not kept pace with a resurgence in summer travel Source: Rystad Energy, Global Oil Demand Mean Scenario, July 2022 Other = Buildings, Power, Agriculture, Industry, Buses 2H22 Forecast

8 International supply not responding to price signals High Brent price draws muted production response from OPEC and NOCAR Oil production by region Thousand barrels per day OPEC and NOCAR remain collectively 1.6mm bopd behind pre- pandemic production in spite of near-term high pricing for Brent • The group has collectively lost 5mm bopd production from peak in Q4-2016 • International calls on OPEC to increase supply have not resulted in an imminent boost • OPEC Secretary General cites1 “continued lack of investments in the field of drilling, exploration and production” as the most important factor constraining new supply Source: Enverus Intelligence, July 2022 NOCAR = Non-OPEC, Non-Canada, Non-America, Non-Russia Sources: 1Reuters Report, July 31, 2022 64,470 61,200 54,418 59,552 $- $20 $40 $60 $80 $100 $120 - 20,000 40,000 60,000 80,000 100,000 1 -M a r- 1 6 1 -J u n -1 6 1 -S e p -1 6 1 -D e c- 1 6 1 -M a r- 1 7 1 -J u n -1 7 1 -S e p -1 7 1 -D e c- 1 7 1 -M a r- 1 8 1 -J u n -1 8 1 -S e p -1 8 1 -D e c- 1 8 1 -M a r- 1 9 1 -J u n -1 9 1 -S e p -1 9 1 -D e c- 1 9 1 -M a r- 2 0 1 -J u n -2 0 1 -S e p -2 0 1 -D e c- 2 0 1 -M a r- 2 1 1 -J u n -2 1 1 -S e p -2 1 1 -D e c- 2 1 1 -M a r- 2 2 1 -J u n -2 2 NOCAR OPEC OPEC + NOCAR Brent Price OPEC Production NOCAR Production (International not inclusive of OPEC, Canada, America, or Russia) Brent $/BBL

9 With no spare capacity to cover… EIA reports >50% reduction in global surplus production capacity Annual global surplus crude oil production capacity Million barrels per day Surplus capacity estimates down across the board, led by non-OPEC reductions • Non-OPEC surplus capacity reduced by 80% (1.4mm bopd), primarily driven by sanctions on Russia • OPEC surplus capacity reduced by 50% (3.0mm bopd) Surplus Capacity is the maximum existing capacity that can be brought online within 30 days and sustained for at least 90 day Source: Energy Information Administration, June 2022 0 2 4 6 8 10 12 1970 1975 1980 1985 1990 1995 2000 2005 2010 2015 2020 Non-OPEC Spare Capacity OPEC Spare Capacity 2022 Reduction Estimate

10 Global drilling not indicating an increase ahead Int’l rigs recover only 25% from pandemic lows to extend multi-year decline 1,470 1,162 658 824 0 200 400 600 800 1,000 1,200 1,400 1,600 Jun-12 Jun-13 Jun-14 Jun-15 Jun-16 Jun-17 Jun-18 Jun-19 Jun-20 Jun-21 Africa Asia-Pacific Europe Latin America Middle East Grand Total International active drilling rig count by region Monthly, Baker Hughes International Rig Count Europe and Middle East lead declines in rig count from 2019 peaks at losses of 117 and 113 respectively -82 -61 -34 -25 -24 -22 -20 -15 -14 -13 Top 10 Rig Count Reductions from 2019 Source: Baker Hughes International Rig Count, July 2022

11 Supply / Demand balance to remain tight Global oil markets constrained by years of under investment Oil consumption has outpaced production throughout recovery, leading to persistent withdrawals from global inventories • Global oil inventories declined for 7 consecutive quarters starting in late 2020 • Revised global GDP forecasts of 3.2% in 2022 and 3.3% in 2023 support continued consumption growth in spite of tight monetary policy • Production remains challenged by shortages in equipment and labor, geopolitical events Source: EIA Short Term Energy Outlook, July 2022 World Liquid Fuels Production and Consumption Balance Million barrels per day 80.0 85.0 90.0 95.0 100.0 105.0 Global Production Global Consumption -5 0 5 10 Global Consumption Global Production Implied Stock Draw Implied Stock Build EIA Forecast

12 Frac intensity continues to increase Proppant volumes expand throughout shale revolution to new peak Well Proppant Volumes by Basin MM Pounds, per Well Truckloads per well continuously test new limits as proppant intensity increases, led by Permian • Higher intensity designs continue to increase, more than 50% of wells now 2,000 lbs/ft or greater • Demand for trucking has increased while labor and driver shortages persist Source: LIUM Research, July 2022 0 5 10 15 20 25 Eagle Ford Bakken Niobrara Marcellus Mid-con Permian Average US Shale Permian +50% Average +35% Forecast 1Assumes standard capacity trailer +35% +50% 0 250 500 Average US Shale Permian 2017 2022 Average Truckloads per Well1

13 Proppant delivered set to exceed prior-cycle peaks Increased frac intensity combined with well activity expansion drives increase Proppant Demand by Basin Horizontal Completions, MM Tons per Quarter 2022 full-year proppant demand expected to eclipse all prior records at 110mm tons • Permian exceeds all US Shale basins combined at >55% of demand • Forecast increase implies 2,000 additional proppant drivers needed1 in 2023 if demand can not be supported by improvements in logistics efficiency Source: LIUM Research, July 2022 28.2 35.5 0 1,000 2,000 3,000 4,000 0 10 20 30 40 50 1 Q 1 7 2 Q 1 7 3 Q 1 7 4 Q 1 7 1 Q 1 8 2 Q 1 8 3 Q 1 8 4 Q 1 8 1 Q 1 9 2 Q 1 9 3 Q 1 9 4 Q 1 9 1 Q 2 0 2 Q 2 0 3 Q 2 0 4 Q 2 0 1 Q 2 1 2 Q 2 1 3 Q 2 1 4 Q 2 1 1 Q 2 2 2 Q 2 2 3 Q 2 2 E 4 Q 2 2 E 1 Q 2 3 E 2 Q 2 3 E 3 Q 2 3 E 4 Q 2 3 E Permian Eagle Ford Bakken Mid-con Niobrara Marcellus Utica Other horizontal Wells Completed (Horz.) Forecast 1NEX Internal Estimate

14 Last Mile Logistics Expansion

NexMile: Driving a Higher Level of Logistics Performance

NEXMILE
A NEXTIER COMPANY

Smarter Logistics

Digitally enabled logistics hub uses real-time data to streamline everything from materials sourcing to last-mile operations

- Automation enabled supply chain
- Real-time, 24/7 Operations Support
- Optimized driver and routing efficiencies

Enabled by: NEXHUB DIGITAL CENTER

Fleet Services

24-hr separate service profit center to keep 3rd party and NexMile trucks and trailers in top condition

- Preventative maintenance and diagnostics
- Engine, transmission and driveline services
- DOT inspections and certifications

Enhanced by Last Mile Logistics acquisition from CIG Logistics:

Power of Scale

Large presence delivers built-in logistical advantages with enhanced operational capabilities and scale across the US

- Fully integrated network of frac and sand fleets
- Extensive pool of trusted drivers
- Bulk-rate negotiating leverage
- **Lower costs at the wellsite**

Last-Mile Transport

Field-proven, best-fit solutions to decrease cost per ton of proppant logistics and handling, while improving environmental footprint

- Increased haul capacity = fewer trucks on road
- Shortest off-load wait time on site
- **Lowers delivered proppant cost**

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16 NexTier acquires Last Mile Logistics assets from CIG Logistics Significantly expands last mile capabilities and positions for further growth Acquisition Summary • NexTier acquired last mile logistics assets from CIG Logistics through an asset purchase which closed on August 3, 2022 • Creates a proprietary platform to further expand NexTier last mile logistics integrated offering • Effectively doubles NexTier last mile logistics capacity with high quality assets and provides access to human capital in high-demand • Secures supply and improves environmental footprint for key last mile delivery solutions for NexTier as the market continues to expand and tighten • Very attractive deal economics • Nearly fully funded by recent Coil asset divestiture and excess asset sales, both in line with strategy to divest non-core assets • Expected payback within 1.5 years on installed base, planned business expansion, and from excess asset sales At a Glance: Last Mile Logistics Asset Acquisition Key last mile technology strengths • Highest capacity bottom drop chassis on the market • Proprietary last mile solution • Silica dust 3x lower than industry threshold Large last mile logistics capacity • Base of activity on 6 fleets • Potential to scale by 3x to 18+ fleets Embedded capacity in key basins • Complementary presence in the Permian and Bakken basins • Strategic locations to reduce overall mileage, while lowering overall landed cost

17 lAsset Acquisition Summary • NexTier acquired Last Mile Logistics assets from CIG Logistics • Modernizes and more than doubles NexTier’s scale of frac sand delivery trailers • Expands access to truck driver pool and tractor mechanics • Market leading 27-ton bottom drop chassis and wellsite storage system broadens product offering of NexTier’s wellsite integration platform • Improves NexTier’s environmental footprint and reduces silica dust exposure • Signed and closed on August 3, 2022 • Transaction Valuation of ~$32 million ▪ ~$27 million of cash ▪ 500,000 newly issued NEX common shares valued at ~$5 million as of 08/02/2022 NexTier acquires Last Mile Logistics assets from CIG Logistics

Enhancing Shareholder Value

Rationale for Last Mile Logistics Expansion

Expand Capabilities & Further Integration	Significant expansion and enhancement of NexTier last mile logistics platform. Furthers integration strategy, creating Frac efficiencies and lowering overall wellsite costs
Technology Enhancement	Provides proprietary platform for NexTier owned and operated last mile solution, trailer has 12%+ more sand capacity per truckload than nearest competitor
Secure Supply in Tightening LML Market	Supports growing Last Mile Logistics business with recently built, latest technology CIG fleet
Estimated 1.5 Year Payback	Accretive profitability & cash flow to legacy NexTier; installed base, planned business expansion and excess asset sales, expected to fund total consideration in first 1.5 years or less
Low Risk High Reward	Purchase price estimated at 1.1X Liquidation value of assets

NexTier

19 Doubles NEX Operated Sand Storage Expands capacity to NexTier in a highly-differentiated segment of the last-mile logistics market 3rd Party Silo 3rd Party Box/Silo 3rd Party Box CIG Active Silo NEX Owned Active SiloCIG Silo + Readily Deployable Silo Capacity 0 5 10 15 20 25 30 35 40 Current Nex Mix Acquisition Merged Total Existing NEX wellsite storage solutions Acquired active wellsite storage solutions NexTier-Operated "Fit For Purpose" Wellsite Storage 2X current capacity $7M/Fleet Potential Annual Incremental Adjusted EBITDA & CapEx Reduction Value per deployed Fleet1 with fully realized Integrated Solutions Last-Mile Logistics - $1.1 million 1Value synergies not inclusive of Product Service Line Profit And supports NexTier’s Integrated Solutions value driving potential

NexTier Logistics Initiative Timeline

Q2 2020 — NexHub Digital Center

NexHub Logistics

Automation-backed digital infrastructure program to coordinate every load

Q2 2021

AP Logistics Acquisition

Significantly expanded access to owner-operator driver pool

Q2 2021

NexMile Fleet Service

24/7 service center for heavy-duty trucks maintenance and repairs

Q3 2021

Standalone Logistics

Competitive last-mile offering backed by NexTier's logistics platform

Q3 2022

CIG LML Acquisition

Doubles NEX operated sand storage in a highly-differentiated segment of the last-mile logistics market

Q3 2022

Launch: NexMile Logistics

Comprehensive platform driving a higher level of logistics performance

NexMile — A NexTier Company

Solidifies NexTier Position as a Clear Industry Logistics Leader

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21 Learn More: NexTier’s Integrated Logistics Strategy Investor Day Replay: Logistics Leveraging Scale and Technology to Enhance Frac Efficiency Combining state-of-the-art digital capabilities and economies of scale to optimize the supply chain, reduce downtime and decrease transportation costs https://nextierofs.com/investor-day-replay/#videoLogControlTower Website: NexMile Driving a Higher Level of Transport Performance As part of the NexTier integrated wellsite, NexMile is next- level of digitally enabled logistics, fleet maintenance, and last-mile transport to continuously put our best fleet forward https://nexmile.com/